UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 12, 2006 (April 12, 2006)
(Date of Report (date of earliest event reported))

MortgageIT Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Maryland	1-32213	20-0947002
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)
33 Maiden Lane New York, NY		10038
(Address of principal executive office)		(Zip Code)

(212) 651-7700
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Item 2.02 "Results of Operations and Financial Condition" and Item 7.01 "Regulation FD Disclosure."

On April 12, 2006, MortgageIT Holdings, Inc. (the "Company") issued a press release, attached hereto as Exhibit 99.1, announcing selected preliminary operating data for the first quarter ended March 31, 2006. In addition, the Company announced that it will release its first quarter 2006 financial results after market hours on Monday, May 8, 2006. The Company will also hold a conference call to discuss its first quarter financial results on Tuesday, May 9, 2006 at 10:00 a.m. Eastern Time. Interested parties may listen to the live call by dialing 888-694-4702 (U.S.) or 973-582-2741 (International) and referencing the conference ID #7263046, or by visiting the MortgageIT Holdings corporate website, http://www.mortgageitholdings.com, to listen to a live conference call webcast. A replay of the conference call will be available through Tuesday, May 16, 2006, at midnight ET. The replay can be accessed by dialing 877-519-4471 (U.S.) and 973-341-3080 (International). The pass code for the replay is 7263046.

The information under Items 2.02 and 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Items 2.02 and 7.01 in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference. The furnishing of the information under Item 7.01 in this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

* * * * *

Certain items in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that relate to future, not past, events. In this context, forward-looking statements often address the Company's expected future business and financial performance, and often contain words such as "expects," "anticipates," "intends," "plans," "believes," "will" or other similar words or expressions. Forward-looking statements, by their nature, address matters that are, to different degrees, uncertain and include, among other things, statements relating to the Company's ability to fund a fully-leveraged, self-originated loan portfolio, its anticipated loan funding volume and the Company's ability to pay dividends. These statements are based on the current economic environment and management's current expectations and beliefs, and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking statements are inherently subject to significant economic, competitive, and other contingencies that are beyond the control of management. The Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to, its mortgage bank subsidiary's continued ability to originate new loans, including loans that the Company deems suitable for its securitization portfolio; changes in the capital markets, including changes in interest rates and/or credit spreads; and other risks detailed in the Company's Annual Report on Form 10-K that was filed with the Securities and Exchange Commission ("SEC") on March 15, 2006 and from time to time in the Company's other SEC filings. Such forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

* * * *

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of MortgageIT Holdings, Inc., dated April 12, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGEIT HOLDINGS, INC.
By:	/s/ Andy Occhino
Andy Occhino Secretary

Date: April 12, 2006

MORTGAGEIT HOLDINGS, INC.
CURRENT REPORT ON FORM 8-K
Report Dated April 12, 2006 (April 12, 2006)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of MortgageIT Holdings, Inc., dated April 12, 2006.